UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington,  D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2017

HERSHA HOSPITALITY TRUST

(Exact name of registrant as specified in its charter)

Maryland	001-14765	251811499
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

44 Hersha Drive

Harrisburg, Pennsylvania 17102

(Address and zip code of

principal executive offices)

Registrant’s telephone number, including area code: (717) 236-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On April 26, 2017, Hersha Hospitality Trust, a Maryland real estate investment trust (the “Company”), entered into Equity Distribution Agreements (the “Agreements”)  with each of Citigroup Global Markets Inc., Robert W. Baird & Co. Incorporated, Jones Trading Institutional Services LLC and Raymond James & Associates, Inc., as managers (the “Managers”). Pursuant to the terms of the Agreements, the Company agreed to sell through the Managers, subject to the terms and conditions set forth in the Agreements, up to 8,000,000 of the Company’s Class A common shares of beneficial interest, par value $0.01 per share (the “common shares”), up to 1,000,000 of the Company’s 6.50% Series D Cumulative Redeemable Preferred Shares, par value $0.01 per share (the “Series D Preferred Shares”), and up to 1,000,000 of the Company’s 6.50% Series E Cumulative Redeemable Preferred Shares, par value $0.01 per share (the “Series E Preferred Shares” and together with the common shares and the Series D Preferred Shares, the “Shares”). Sales of Shares pursuant to the Agreements, if any, may be made in privately negotiated transactions and/or sales deemed to be an “at the market” offering as defined in Rule 415 of Securities Act of 1933, as amended, including, without limitation, sales made directly on the New York Stock Exchange or sales made to or through a market maker other than on an exchange. The Agreements contain customary representations, warranties and agreements of the Company, conditions to closing, indemnification rights and obligations of the parties and termination provisions.

The preceding description of the Agreements is qualified in its entirety by reference to the text of the Agreements, copies of which are attached hereto as Exhibit 1.1, Exhibit 1.2, Exhibit 1.3 and Exhibit 1.4 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 3.03          Material Modification of the Rights of Security Holders.

The disclosure set forth under Item 5.03 below is herein incorporated by reference.

Item 5.03         Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

In connection with the offering described in Item 1.01 above, on April 26, 2017, the Company filed articles of amendment with the Maryland State Department of Assessments and Taxation (the “SDAT”) in order to amend its Amended and Restated Declaration of Trust (the “Declaration of Trust”) to increase the aggregate number of common shares the Company is authorized to issue from 91,000,000 shares, of which 90,000,000 shares were classified as Class A common shares, $0.01 par value per share, and 1,000,000 were classified as Class B common shares, $0.01 par value per share, to 105,000,000 shares, of which 104,000,000 shares are classified as Class A common shares, $0.01 par value per share, and 1,000,000 are classified as Class B common shares, $0.01 par value per share.  Under the Declaration of Trust, the Board of Trustees of the Company is authorized to amend the Declaration of Trust, without shareholder approval, to increase or decrease the aggregate number of shares of beneficial interest the Company is authorized to issue.

Also on April 26, 2017, the Company, as the general partner of the Operating Partnership, amended (the “LPA Amendment”) the agreement of limited partnership of the Operating Partnership (the “Partnership Agreement”) to provide for the issuance of up to 1,000,000 6.50% Series D Preferred Partnership Units (liquidation preference $25.00 per unit) (the “Series D Preferred Units”) and up to 1,000,000 6.50% Series E Preferred Partnership Units (liquidation preference $25.00 per unit) (the “Series E Preferred Units”).  The Company expects to contribute the net proceeds from the sale of the Series D Preferred Shares and Series E Preferred Shares sold pursuant to the Agreements to the Operating Partnership, if any, in exchange for the same number of Series D Preferred Units or Series E Preferred Units, respectively.  The Series D Preferred Units and Series E Preferred Units have economic terms that mirror the terms of the Series D Preferred Shares and Series E Preferred Shares, respectively. The issuance of the Series D Preferred Units and Series E Preferred Units will be exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933.

In addition, the Company caused Articles Supplementary, which classify 1,000,000 of the Company’s authorized preferred shares as Series D Preferred Shares and 1,000,000 of the Company’s authorized preferred shares as Series E Preferred Shares, to be filed with the SDAT on April 26, 2017.

The preceding descriptions of the LPA Amendment, articles of amendment and Articles Supplementary are qualified in their entirety by the text of the LPA Amendment, articles of amendment and Articles Supplementary which are filed as Exhibits 10.1, 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)Exhibits

Exhibit No.	Description
1.1	Equity Distribution Agreement, dated April 26, 2017, by and among Hersha Hospitality Trust, Hersha Hospitality Limited Partnership and Citigroup Global Markets Inc.
1.2	Equity Distribution Agreement, dated April 26, 2017, by and among Hersha Hospitality Trust, Hersha Hospitality Limited Partnership Robert W. Baird & Co. Incorporated.
1.3	Equity Distribution Agreement, dated April 26, 2017, by and among Hersha Hospitality Trust, Hersha Hospitality Limited Partnership and JonesTrading Institutional Services LLC.
1.4	Equity Distribution Agreement, dated April 26, 2017, by and among Hersha Hospitality Trust, Hersha Hospitality Limited Partnership and Raymond James & Associates, Inc.
3.1

Articles of Amendment to the Amended and Restated Declaration of Trust, dated April 26, 2017 (incorporated by reference to Exhibit 3.2 to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2017).

3.2	Articles Supplementary dated April 26, 2017 (incorporated by reference to Exhibit 3.3 to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2017).
5.1	Opinion of Venable LLP as to the validity of the Shares.
10.1	Tenth Amendment to the Agreement of Limited Partnership of Hersha Hospitality Limited Partnership.
23.1	Consent of Venable LLP (included in Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HERSHA HOSPITALITY TRUST

Date: May 2, 2017	By:	/s/ Ashish R. Parikh
Name: Ashish R. Parikh
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
1.1	Equity Distribution Agreement, dated April 26, 2017, by and among Hersha Hospitality Trust, Hersha Hospitality Limited Partnership and Citigroup Global Markets Inc.
1.2	Equity Distribution Agreement, dated April 26, 2017, by and among Hersha Hospitality Trust, Hersha Hospitality Limited Partnership Robert W. Baird & Co. Incorporated.
1.3	Equity Distribution Agreement, dated April 26, 2017, by and among Hersha Hospitality Trust, Hersha Hospitality Limited Partnership and JonesTrading Institutional Services LLC.
1.4	Equity Distribution Agreement, dated April 26, 2017, by and among Hersha Hospitality Trust, Hersha Hospitality Limited Partnership and Raymond James & Associates, Inc.
3.1

Articles of Amendment to the Amended and Restated Declaration of Trust, dated April 26, 2017 (incorporated by reference to Exhibit 3.2 to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2017).

3.2	Articles Supplementary dated April 26, 2017 (incorporated by reference to Exhibit 3.3 to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2017).
5.1	Opinion of Venable LLP as to the validity of the Shares.
10.1	Tenth Amendment to the Agreement of Limited Partnership of Hersha Hospitality Limited Partnership.
23.1	Consent of Venable LLP (included in Exhibit 5.1).